                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) February 4, 2002
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                    Income Opportunity Realty Investors, Inc.
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             (Exact name of registrant as specified in its charter)


Nevada                                  1-14784                      75-2615944
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(State or other jurisdiction          (Commission                 (IRS Employer
of Incorporation)                     File Number)           Identification No.)


              1800 Valley View Lane, Suite 300, Dallas, Texas 75234
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(Address of principal executive offices)                             (Zip Code)


         Registrant's telephone number, including area code 469-522-4200
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          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

                  Income Opportunity Realty Investors, Inc. ("IOT") previously reported under Item 5 on Form 8-K Current Report for an event occurring December 14, 2002, that on December 18, 2001, the Court in the case styled Jack Olive, et al. v. Gene E. Phillips, et al., Case No. C89 4331 MHP pending in the United States District Court for the Northern District of California (the "Olive Litigation"), signed an Order preliminarily approving a Second Amendment to the Modification of Stipulation of Settlement (the "Settlement Agreement"). IOT is one of the parties to the Olive Litigation, as is Transcontinental Realty Investors, Inc. ("TCI"). The prior Current Report of Form 8-K for event occurring December 14, 2001, is referred to as the "December 2001 8-K." Pursuant to continuing discussions among the parties, the parties entered into an Amendment to the Settlement Agreement as of February 4, 2002 (the "Amendment") among Settlement Counsel, IOT, TCI, Gene E. Phillips, Basic Capital Management, Inc. ("BCM"), American Realty Investors, Inc. ("ARL"), the parent corporation of American Realty Trust, Inc. ("ART"). The effect of the Amendment was to amend certain exhibits to the Second Amendment to provide that for a seventy-five day period commencing on the fifteenth day after the public issuance of ARL's Form 10-Q to the public, following the closing date of the Freeze-Out Mergers, the preferred shares described therein may be converted into shares of ARL Common Stock. The Amendment also provides that shares of Preferred Stock are to be redeemable by ARL no earlier than ninety days after the public issuance of ARL's Form 10-Q to the public following the closing date of the Freeze-Out Mergers at the liquidation preference, plus any accrued and unpaid dividends thereon. On February 12, 2002, the Court entered its Order finally approving the settlement embodied in the Second Amendment, as amended by the Amendment and dismissing the Olive Litigation, but reserving jurisdiction over (a) enforcement and administration of the Second Amendment, (b) determination of fee applications, and (c) any claim that the Second Amendment is without legal effect. A copy of the Amendment, together with a filed version of the Second Amendment is attached hereto as exhibits.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits. The following are filed herewith as exhibits or are incorporated by reference as indicated below:

          EXHIBIT
        DESIGNATION                   DESCRIPTION OF EXHIBIT
            10.1           Second Amendment to Modification of Stipulation of
                           Settlement effective October 5, 2001 (replaces
                           Exhibit 10.1 to Current Report on Form 8-K for event
                           occurring December 14, 2001).

            10.2 Amendment to the Second Amendment to the Modification of Stipulation of Settlement effective February 4,
                           2002.

            10.3           Order entered February 12, 2002, of the United States
                           District Court, Northern District of California.



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

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

Date: April 9, 2002              INCOME OPPORTUNITY REALTY INVESTORS, INC.



                                 By: /s/ Robert A. Waldman
                                    -------------------------------------------
                                     Robert A. Waldman, Senior Vice President,
                                     General Counsel and Secretary



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                               INDEX TO EXHIBITS

          EXHIBIT
          NUMBER                   DESCRIPTION
          -------                  -----------
            10.1           Second Amendment to Modification of Stipulation of
                           Settlement effective October 5, 2001 (replaces
                           Exhibit 10.1 to Current Report on Form 8-K for event
                           occurring December 14, 2001).

            10.2 Amendment to the Second Amendment to the Modification of Stipulation of Settlement effective February 4,
                           2002.

            10.3           Order entered February 12, 2002, of the United States
                           District Court, Northern District of California.



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